UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

98-1756035
(I.R.S. Employer
Identification Number)
 Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co or to Elastic N.V., 88 Kearny St., Floor 19, San Francisco, CA 94108.

Item 2.02. Results of Operations and Financial Condition.

On November 21, 2024, Elastic N.V. (“Elastic” or the “Company”) issued a press release announcing its financial results for its second quarter ended October 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information above, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On November 18, 2024, Janesh Moorjani, the Company’s Chief Financial Officer and Chief Operating Officer, notified the Company of his decision to resign from his positions as Chief Financial Officer and Chief Operating Officer, in which positions he serves as the Company’s principal financial officer, principal accounting officer, and principal operating officer. Mr. Moorjani’s last day with the Company will be December 13, 2024. Mr. Moorjani will be leaving to pursue another opportunity and his resignation is not a result of any disagreement with the Company or its board of directors, or any matter relating to the Company’s operations, policies, or practices.

(c) Appointment of Certain Officers

On November 21, 2024, the Company appointed Eric Prengel, who currently serves as Group Vice President, Finance at the Company, as Elastic’s interim Chief Financial Officer, effective as of December 14, 2024. In this role, Mr. Prengel will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Prengel, age 43, has served in his current role at the Company since January 2023. Prior to his current position, Mr. Prengel served in various finance leadership roles at J.P. Morgan, a diversified financial services firm, from May 2014 to January 2023, including most recently as Head of West Coast Technology Investment Banking, Managing Director of Technology Investment Banking, and Executive Director of Technology Investment Banking. Before joining J.P. Morgan, he served in various senior leadership and finance roles at Deutsche Bank, a financial services firm, and Thomas Weisel Partners, an investment banking firm. Mr. Prengel holds a bachelor’s degree in economics from the University of Pennsylvania.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
99.1	Press Release dated November 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2024

ELASTIC N.V.

By:	/s/ Carolyn Herzog
Name:	Carolyn Herzog
Title:	Chief Legal Officer and Corporate Secretary